Exhibit 99.1

Impinj Reports Fourth Quarter and Full Year 2025 Financial Results

SEATTLE, WA, February 5, 2026– Impinj, Inc. (Nasdaq: PI), a leading RAIN RFID provider and Internet of Things pioneer, today released its financial results for the fourth quarter and year ended December 31, 2025.

“2025 was a transition year for Impinj. We grew year-over-year endpoint IC volumes, made M800 our volume runner, launched Gen2X and exited the year with record adjusted EBITDA and cash,” said Chris Diorio, Impinj co-founder and CEO. “As we continue driving our bold vision, I remain confident in our market position and energized by the opportunities ahead.”

Fourth Quarter 2025 Financial Summary

•
Revenue of $92.8 million
•
GAAP gross margin of 51.8%; non-GAAP gross margin of 54.5%
•
GAAP net loss of $1.1 million, or loss of $0.04 per diluted share using 30.1 million shares
•
Adjusted EBITDA of $16.4 million
•
Non-GAAP net income of $15.6 million, or income of $0.50 per diluted share using 32.0 million shares

Full Year 2025 Financial Summary

•
Revenue of $361.1 million
•
GAAP gross margin of 52.5%; non-GAAP gross margin of 55.3%
•
GAAP net loss of $10.8 million, or loss of $0.37 per diluted share using 29.3 million shares
•
Adjusted EBITDA of $69.6 million
•
Non-GAAP net income of $64.2 million, or income of $2.11 per diluted share using 32.2 million shares

A reconciliation between GAAP and non-GAAP information is contained in the tables below. Additionally, descriptions of these non-GAAP financial measures are provided in the “Non-GAAP Financial Measures” sections below.

First Quarter 2026 Financial Outlook

Impinj provides guidance based on current market conditions and expectations; actual results may differ materially. Please refer to the comments below regarding forward-looking statements. The following table presents Impinj’s financial outlook for the first quarter of 2026 (in millions, except per share data):

Three Months Ending
March 31, 2026
Revenue	$71.0 to $74.0
GAAP Net loss	($16.6) to ($15.1)
Adjusted EBITDA income	$1.2 to $2.7
GAAP Weighted-average shares — diluted	30.3 to 30.5
GAAP Net loss per share — diluted	($0.55) to ($0.49)
Non-GAAP Net income	$2.5 to $4.0
Non-GAAP Weighted-average shares — diluted	31.3 to 31.5
Non-GAAP Net income per share — diluted	$0.08 to $0.13

A reconciliation between GAAP and non-GAAP financial measures is provided in the “Non-GAAP Financial Measures” section below.

Conference Call Information

Impinj will host a conference call and webcast to discuss its fourth-quarter and full-year 2025 results and first-quarter 2026 outlook today, February 5, 2026 at 5:00 p.m. ET / 2:00 p.m. PT. Interested parties may access the call by dialing +1-412-317-1863. A live webcast and replay will also be available on the company’s website at investor.impinj.com. Following the call, a telephonic replay will be available for five business days and may be accessed by dialing +1-412-317-0088 and entering passcode 1284856.

Management’s prepared written remarks, along with quarterly financial data, will be made available on Impinj’s website at investor.impinj.com along with this release.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding our strategy, and prospects, statements regarding conditions in the markets in which we compete as well as the broader economy, our market position, and our financial guidance and considerations for the first quarter of 2026 and future periods.

Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance.

The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption “Risk Factors” and elsewhere in our annual report on Form 10-K and quarterly reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.

About Impinj

Impinj (Nasdaq: PI) helps businesses and people analyze, optimize, and innovate by wirelessly connecting billions of everyday things — such as apparel, automobile parts, luggage, and shipments — to the Internet. The Impinj platform uses RAIN RFID to deliver timely data about these everyday things to business and consumer applications, enabling a boundless Internet of Things. www.impinj.com

Impinj is a registered trademark of Impinj, Inc. All other trademarks are the property of their owners.

###

For more information, contact:

Investor Relations

Andy Cobb, CFA

Vice President, Corporate Finance & Investor Relations

+1-206-315-4470

ir@impinj.com

Media Relations
Emily Schauer
Senior Corporate Communications Manager
+1 206-209-2923
eschauer@impinj.com

IMPINJ, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except par value, unaudited)

	December 31, 2025	December 31, 2024

Current assets:
Cash and cash equivalents	$48,206	$46,053
Short-term investments	127,130	118,661
Accounts receivable, net	70,785	56,802
Inventory	84,961	99,346
Prepaid expenses and other current assets	8,135	5,536
Total current assets	339,217	326,398
Long-term investments	103,766	74,871
Property and equipment, net	50,290	50,610
Intangible assets, net	9,501	10,291
Operating lease right-of-use assets	20,896	7,142
Other non-current assets	795	1,045
Goodwill	20,721	18,723
Total assets	$545,186	$489,080
Liabilities and stockholders’ equity:
Current liabilities:
Accounts payable	$13,614	$17,254
Accrued compensation and employee related benefits	9,936	22,309
Accrued and other current liabilities	3,664	2,684
Current portion of operating lease liabilities	776	3,589
Current portion of long-term debt	96,745	283,493
Current portion of deferred revenue	1,791	1,848
Total current liabilities	126,526	331,177
Long-term debt	184,141	—
Operating lease liabilities, net of current portion	22,536	5,719
Deferred tax liabilities, net	2,062	2,200
Deferred revenue, net of current portion	690	120
Total liabilities	335,955	339,216
Stockholders’ equity:
Common stock, $0.001 par value	30	29
Additional paid-in capital	606,852	541,090
Accumulated other comprehensive income (loss)	2,509	(1,942)
Accumulated deficit	(400,160)	(389,313)
Total stockholders’ equity	209,231	149,864
Total liabilities and stockholders’ equity	$545,186	$489,080

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data, unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2025	2024	2025	2024
Revenue	$92,849	$91,569	$361,075	$366,087
Cost of revenue	44,794	45,347	171,398	177,232
Gross profit	48,055	46,222	189,677	188,855
Operating expenses:
Research and development	26,929	25,894	102,615	98,829
Sales and marketing	10,357	10,688	36,530	40,579
General and administrative	12,933	12,762	49,192	51,802
Amortization of intangibles	534	491	2,077	2,902
Restructuring costs	—	—	—	1,812
Total operating expenses	50,753	49,835	190,414	195,924
Loss from operations	(2,698)	(3,613)	(737)	(7,069)
Other income, net	2,509	2,107	9,214	7,937
Income from settlement of litigation	—	—	—	45,000
Induced conversion expense	—	—	(15,026)	—
Interest expense	(798)	(1,221)	(4,367)	(4,873)
Income (loss) before income taxes	(987)	(2,727)	(10,916)	40,995
Income tax benefit (expense)	(152)	37	69	(157)
Net income (loss)	$(1,139)	$(2,690)	$(10,847)	$40,838

Net income (loss) per share — basic	$(0.04)	$(0.09)	$(0.37)	$1.46
Net income (loss) per share — diluted	$(0.04)	$(0.09)	$(0.37)	$1.39

Weighted-average shares outstanding — basic	30,148	28,398	29,283	27,953
Weighted-average shares outstanding — diluted	30,148	28,398	29,283	29,471

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, unaudited)

	Year Ended
	December 31,
	2025	2024
Operating activities:
Net income (loss)	$(10,847)	$40,838
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	15,040	13,588
Stock-based compensation	55,263	56,546
Restructuring equity modification expense	—	366
Accretion of discount or amortization of premium on investments	(2,339)	(1,122)
Amortization of debt issuance costs	1,797	1,638
Induced conversion expense related to convertible notes	15,026	—
Deferred tax expense	(396)	(567)
Revaluation of acquisition-related contingent consideration liability	—	986
Changes in operating assets and liabilities, net of amounts acquired:
Accounts receivable	(13,726)	(1,999)
Inventory	14,488	(2,220)
Prepaid expenses and other assets	(727)	227
Accounts payable	(3,376)	9,270
Accrued compensation and employee related benefits	(12,512)	13,855
Accrued and other liabilities	984	244
Acquisition-related contingent consideration liability	—	(2,556)
Operating lease right-of-use assets	2,510	2,560
Operating lease liabilities	(2,812)	(3,392)
Deferred revenue	373	48
Net cash provided by operating activities	58,746	128,310
Investing activities:
Purchases of investments	(202,771)	(202,063)
Proceeds from sales of investments	12,937	—
Proceeds from maturities of investments	154,680	26,605
Purchases of property and equipment	(12,861)	(17,112)
Net cash used in investing activities	(48,015)	(192,570)
Financing activities:
Proceeds from issuance of 2025 Notes, net of issuance costs	183,658	—
Premiums paid for capped call transactions	(11,210)	—
Payment of 2021 Notes	(190,000)	—
Proceeds from exercise of stock options and employee stock purchase plan	11,795	20,281
Payments of taxes on restricted stock units	(3,171)	—
Payment of acquisition-related contingent consideration	—	(4,602)
Net cash provided by (used in) financing activities	(8,928)	15,679
Effect of exchange rate changes on cash and cash equivalents	350	(159)
Net increase (decrease) in cash and cash equivalents	2,153	(48,740)
Cash and cash equivalents
Beginning of period	46,053	94,793
End of period	$48,206	$46,053

Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements prepared and presented in accordance with U.S. generally accepted accounting principles, or GAAP, our key non-GAAP performance measures include adjusted EBITDA, non-GAAP net income (loss), free cash flow and adjusted free cash flow as defined below. We use adjusted EBITDA and non-GAAP net income (loss) as key measures to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operating plans. We use free cash flow and adjusted free cash flow as key measures when assessing our sources of liquidity, capital resources, and quality of earnings. We believe these measures provide useful information for period-to-period comparisons of our business to allow investors and others to understand and evaluate our operating results in the same manner as our management and board of directors. Our presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from similarly termed non-GAAP measures used by other companies.

Adjusted EBITDA

We define adjusted EBITDA as net income (loss) determined in accordance with GAAP, excluding, if applicable for the periods presented, the effects of stock-based compensation; depreciation and amortization; restructuring costs; settlement income and related costs; induced conversion expense; other income, net; interest expense; acquisition related expense and related purchase accounting adjustments; and income tax benefit (expense). We have excluded these items because we do not believe they reflect our core operations and us excluding them enables more consistent evaluation of our operating performance. The revision to our definition of adjusted EBITDA did not impact adjusted EBITDA for any previously reported periods because there was no impact of a similar nature in such prior periods affecting comparability.

Non-GAAP Net Income (Loss)

We define non-GAAP net income as net income (loss), excluding, if applicable for the periods presented, the effects of stock-based compensation; depreciation and amortization; restructuring costs; settlement income and related costs; induced conversion expense; acquisition related expense and related purchase accounting adjustments; and the corresponding income tax impacts of adjustments to net income (loss).

Free cash flow

We define free cash flow as net cash provided by (used in) operating activities, determined in accordance with GAAP, less purchases of property and equipment. We define adjusted free cash flow as free cash flow less cash received from gain on litigation settlement.

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(in thousands, except percentages, unaudited)

	Three Months Ended				Year Ended
	December 31,				December 31,
	2025		2024		2025		2024
GAAP Gross margin	51.8%		50.5%		52.5%		51.6%
Adjustments:
Depreciation and amortization	2.3%		2.1%		2.2%		1.9%
Stock-based compensation	0.5%		0.6%		0.6%		0.6%
Non-GAAP Gross margin	54.5%		53.1%		55.3%		54.0%
Certain amounts may be off due to rounding

GAAP Net income (loss)	$(1,139)		$(2,690)		$(10,847)		$40,838
Adjustments:
Depreciation and amortization	3,958		3,433		15,040		13,588
Stock-based compensation	15,167		15,210		55,263		56,546
Restructuring costs	—		—		—		1,812
Acquisition related expenses	—		—		—		986
Other income, net	(2,509)		(2,107)		(9,214)		(7,937)
Income from settlement of litigation	—		—		—		(45,000)
Induced conversion expense	—		—		15,026		—
Interest expense	798		1,221		4,367		4,873
Income tax benefit (expense)	152		(37)		(69)		157
Adjusted EBITDA	$16,427		$15,030		$69,566		$65,863

GAAP Net income (loss)	$(1,139)		$(2,690)		$(10,847)		$40,838
Adjustments:
Depreciation and amortization	3,958		3,433		15,040		13,588
Stock-based compensation	15,167		15,210		55,263		56,546
Restructuring costs	—		—		—		1,812
Acquisition transaction expenses	—		—		—		986
Income from settlement of litigation	—		—		—		(45,000)
Induced conversion expense	—		—		15,026		—
Income tax effects of adjustments (1)	(2,347)		(1,426)		(10,322)		(5,860)
Non-GAAP Net income	$15,639		$14,527		$64,160		$62,910

Non-GAAP Net income per share — diluted	$0.50	(3)	$0.48	(2)	$2.11	(2)	$2.11	(2)

GAAP Weighted-average shares — diluted	30,148		28,398		29,283		29,471	(4)
Dilutive shares from stock plans	947		1,500		850		—
Dilutive shares from convertible debt	878		2,589		2,055		2,589
Non-GAAP Weighted-average shares — diluted	31,973	(3)	32,487	(2)	32,188	(2)	32,060	(2)
(1) The tax effects of the adjustments are calculated using the statutory rate, taking into consideration the nature of the item and relevant taxing jurisdictions.

(2) Diluted net income per share includes the impact of all convertible debt outstanding at period end, using the if-converted method, which assumes full share settlement. Interest expense is added back to net income and weighted average shares includes total shares issuable at conversion.

(3) Diluted net income per share includes the impact of a portion of our convertible debt (2021 Notes) using the if-converted method, which assumes full share settlement. Interest expense related to the 2021 Notes of $0.4 million is added back to net income and weighted average shares includes total shares issuable at conversion.

(4) GAAP Weighted average shares — diluted includes the impact of dilutive shares from convertible debt.

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(in thousands, except percentages, unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2025	2024	2025	2024
GAAP Net cash provided by operating activities	$15,136	$12,623	$58,746	$128,310
Adjustments:
Purchases of property and equipment	(1,518)	(4,133)	(12,861)	(17,112)
Free cash flow	$13,618	$8,490	$45,885	$111,198
Adjustments:
Income from settlement of litigation	—	—	—	(45,000)
Adjusted free cash flow	$13,618	$8,490	$45,885	$66,198

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL OUTLOOK TO NON-GAAP FINANCIAL OUTLOOK

(in thousands, except per share data, unaudited – calculated at the midpoint of the outlook range)

Three Months Ending
March 31,
2026
GAAP Net loss	$(15,819)
Adjustments:
Forecasted Depreciation and amortization	3,960
Forecasted Stock-based compensation	15,560
Forecasted Interest expense	799
Forecasted Other income, net	(2,700)
Forecasted Income tax expense	100
Adjusted EBITDA	$1,900

GAAP Net loss	$(15,819)
Adjustments:
Forecasted Depreciation and amortization	3,960
Forecasted Stock-based compensation	15,560
Forecasted Income tax effects of adjustments	(424)
Non-GAAP Net income	$3,277

GAAP Net loss per share — diluted	$(0.52)
Non-GAAP Net income per share — diluted	$0.10

GAAP Weighted-average shares — diluted	30,400
Dilutive shares	1,000
Non-GAAP Weighted-average shares — diluted	31,400